EXHIBIT 99.2

Li Hongwei

Board of Directors

Article I.	SavMobi Technology, Inc.

Re: Letter of Resignation

Article II. This letter serves as my resignation as Director from the Board of SavMobi Technology, Inc. and relief of all my duties within SavMobi Technology, Inc., with immediate effect.

I confirm that I have no claims against the Company or any issue to bring to the attention of the Board.

Your Sincerely,

______________________________

Li Hongwei

Date: February 13, 2023

CHEN Xiujuan

Board of Directors

Article III.	SavMobi Technology, Inc.

Re: Letter of Resignation

Article IV. This letter serves as my resignation as Director from the Board of SavMobi Technology, Inc. and relief of all my duties within SavMobi Technology, Inc., with immediate effect.

I confirm that I have no claims against the Company or any issue to bring to the attention of the Board.

Your Sincerely,

______________________________

CHEN Xiujuan

Date: February 13, 2023

ZHANG Chuchu

Board of Directors

Article V.	SavMobi Technology, Inc.

Re: Letter of Resignation

Article VI. This letter serves as my resignation as Director from the Board of SavMobi Technology, Inc. and relief of all my duties within SavMobi Technology, Inc., with immediate effect.

I confirm that I have no claims against the Company or any issue to bring to the attention of the Board.

Your Sincerely,

______________________________

ZHANG Chuchu

Date: February 13, 2023